FEDERAL INCOME TAXES	42 Months Ended
Jun. 30, 2011
Income Tax Disclosure [Abstract]
FEDERAL INCOME TAXES
NOTE H - FEDERAL INCOME TAXES

Federal income tax on earnings differs from that computed at the statutory corporate tax rate for six months ended June 30, 2011 and 2010 (unaudited) and for the years ended December 31, 2010, 2009 and 2008 as follows:

	(Unaudited)	(Unaudited)	2010	2009	2008
	June 30	June 30	(Dollars in thousands)
	2011	2010

Federal income taxes at statutory rate	$593	$579	$1,011	$580	$683
Increase (decrease) in taxes resulting primarily from:
Stock compensation	(8)	74	66	117	68
Charitable contributions carryforwards	-	-	-	(57)	(74)
Nontaxable interest income	(16)	(10)	(22)	(24)	(30)
Cash surrender value of life insurance	(42)	(24)	(47)	(47)	(45)
Utilization of net operating loss carryforwards, previously reserved	(241)	-	-	-	-
Other	4	3	(13)	37	(10)

Federal income taxes per financial statements	$290	$622	$995	$606	$592

Effective tax rate	$16.6%	36.5%	33.5%	35.5%	29.5%

The composition of the Corporation’s net deferred tax liability at June 30, 2011 (unaudited) and December 31, 2010 and 2009 is as follows:

	(Unaudited)
	June 30,
Taxes (payable) refundable on temporary	2011	2010	2009
differences at statutory rate:	(In thousands)

Deferred tax assets:
General loan loss allowance	$351	$347	$298
Deferred compensation	375	86	97
Stock benefit plans	149	152	212
Unrealized losses on securities available for sale	-	541	196
Merger related transaction costs	118	90	-
Net operating loss carryforward	2,168	-	-
Reserve for uncollected interests	267	-	-
Fair market value adjustments	2,935	-	-
Other	58	5	2
Total deferred tax assets	6,421	1,221	805

Deferred tax liabilities:
Deferred loan origination costs	(249)	(250)	(216)
Federal Home Loan Bank stock dividends	(1,749)	(784)	(784)
Fixed asset basis difference	(539)	(67)	(1)
Unrealized gains on securities available for sale	(105)	-	-
Mortgage servicing rights	(232)	(124)	(76)

Total deferred tax liabilities	(2,874)	(1,225)	(1,077)

Net deferred tax asset (liability)	$3,547	$(4)	$(272)

The Corporation was allowed a special bad debt deduction, generally limited to 8% of otherwise taxable income, subject to certain limitations based on aggregate loans and deposit account balances at the end of the year.  If the amounts that qualified as deductions for federal income taxes are later used for purposes other than bad debt losses, including distributions in liquidation, such distributions will be subject to federal income taxes at the then current corporate income tax rate.  Retained earnings at December 31, 2010 include approximately $3.0 million for which federal income taxes have not been provided.  The amount of unrecognized deferred tax liability relating to the cumulative bad debt deduction at December 31, 2010 was approximately $1.0 million.  During 2006, the Corporation elected to file a consolidated federal tax return with the Bank.  This enabled the Corporation to utilize approximately $217,000 of charitable contribution carryforwards for both years ended December 31, 2009, and 2008, respectively.  At December 31, 2009, the Corporation had fully utilized the charitable contribution carryforwards.

The Corporation’s principal temporary differences between financial income and taxable income result mainly from different methods of accounting for Federal Home Loan Bank stock dividends, the general loan loss allowance, deferred compensation, stock benefit plans and fair value adjustments arising from the First Franklin acquisition.  The Corporation has approximately $6.4 million of operating losses to carryforward for the next 20 years.  These loss carryforwards are subject to the Internal Revenue Code section 382 limitations which allow approximately $1.1 million of the losses on an annual basis to offset current year taxable income.